UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): May 25, 2017

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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NEVADA	001-33245	04-3850065
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10375 Professional Circle
Reno, Nevada		89521
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.
(a)
The matters that were voted upon at the 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) of Employer Holdings, Inc. (the “Company”), and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each such matter, where applicable, are set forth below.
(b)
At the 2017 Annual Meeting, the Company’s stockholders (i) elected the Company’s nominees for director; (ii) approved, on an advisory (non-binding) basis, the Company’s executive compensation; (iii) indicated a preference for annual “Say-on-Pay” votes on an advisory (non-binding) basis; and (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2017.

1.	Election of two directors to serve until the 2020 Annual Meeting of Stockholders:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard W. Blakey	18,530,377	5,977,903	20,014	1,301,992
Douglas D. Dirks	21,184,095	3,328,926	15,273	1,301,992

2.	Advisory (non-binding) vote approving the Company’s named executive officer compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,918,229	565,339	44,726	1,301,992
3.    Advisory (non-binding) vote on the frequency of Say-on-Pay votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
17,705,469	46,831	6,747,963	28,031	1,301,992
4. Ratification of the appointment of Ernst &Young LLP as the Company’s independent accounting firm for the fiscal year ending December 31, 2017:

Votes For	Votes Against	Abstentions	Broker Non-Votes
25,730,796	97,198	2,292	—

(c)
On May 25, 2017, the Company’s Board of Directors determined that it would continue to hold an annual “Say-on-Pay” vote, on an advisory (non-binding) basis, with respect to the Company’s named executive officer compensation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	May 26, 2017	/s/ Lenard T. Ormsby
Lenard T. Ormsby
Executive Vice President,
Chief Legal Officer and General Counsel